Supplement dated October 9, 2009 to the

variable annuity prospectuses for the following:

MassMutual Artistry

Panorama Passage

Panorama Premier

MassMutual RetireEase Select

MassMutual Transitions

all dated May 1, 2009

In the “Table of Fees and Expenses” section in the “Investment Management Fees and Other Expenses” table, in the column “Management Fees,” the row for MML Concentrated Growth Fund is footnoted with the following:

MassMutual has voluntarily agreed to waive 0.05% of its management fees. MassMutual may amend or discontinue this waiver at any time without advance notice.